SUB-ITEM 77 Q(1):

FEDERATED MDT SERIES
Amendment No. 9
DECLARATION OF TRUST
Dated May 18, 2006
This Declaration of Trust is amended as follows:
	Strike the first paragraph of Section 5 -
Establishment and Designation of Series or Class of
Article III - BENEFICIAL INTEREST from the
Declaration of Trust and substitute in its place the following:
	Section 5.  Establishment and Designation
of Series or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated MDT All Cap Core Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated MDT Balanced Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated MDT Large Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated MDT Small Cap Core Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Federated MDT Small Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares



The undersigned hereby certify that the above stated
Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 10th day of February, 2016 to become effective on September 1, 2016.

	WITNESS the due execution hereof this 12th day of August, 2016.


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FEDERATED MDT SERIES
Amendment No. 10
DECLARATION OF TRUST
Dated May 18, 2006
This Declaration of Trust is amended as follows:
	Strike the first paragraph of Section 5 -
Establishment and Designation of Series or Class of Article III
- BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:
	Section 5.  Establishment and Designation of Series
or Class. Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:
Federated MDT All Cap Core Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated MDT Balanced Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated MDT Large Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Class T Shares
Federated MDT Small Cap Core Fund
Class A Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares
Federated MDT Small Cap Growth Fund
Class A Shares
Class B Shares
Class C Shares
Class R6 Shares
Institutional Shares
Class T Shares

The undersigned hereby certify that the above stated
Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 16th day of February, 2017, to become effective on March 1, 2017.

(Signature page to follow)
WITNESS the due execution hereof this 16th day of February, 2017.



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